United States
Securities and Exchange Commission
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
December 30, 2009

INTERNATIONAL GAME TECHNOLOGY
(Exact name of registrant as specified in charter)

Nevada	001-10684	88-0173041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9295 Prototype Drive, Reno, Nevada 89521
(Address of principal executive offices)

(775) 448-7777
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of previous independent registered public accounting firm:

The Audit Committee of International Game Technology (IGT) conducted a competitive process to select a firm to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2010. The Audit Committee invited several firms to participate in this process, including Deloitte & Touche LLP (Deloitte), IGT’s independent registered public accounting firm since fiscal 1991.

As a result of this process and following careful deliberation, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP ("PwC") as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2010, and dismissed Deloitte from that role as of December 30, 2009.

Deloitte's audit reports on IGT's consolidated financial statements as of and for the fiscal years ended September 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2009 and 2008 and in the subsequent interim period through December 30, 2009, there were no disagreements between IGT and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on IGT’s consolidated financial statements, and no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

IGT provided Deloitte with a copy of the disclosures in this Current Report on Form 8-K and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Deloitte’s letter dated January 4, 2010 is attached as Exhibit 16.1.

(b)	Engagement of new independent registered public accounting firm:

IGT engaged PricewaterhouseCoopers LLP ("PwC") as its new independent registered public accounting firm as of December 30, 2009. In deciding to engage PwC, the Audit Committee reviewed auditor independence and existing commercial relationships with PwC, and concluded that PwC has no commercial relationship with the Company that would impair its independence. During the fiscal years ended September 30, 2009 and 2008 and in the subsequent interim period through December 30, 2009, neither IGT nor anyone acting on its behalf has consulted with PwC on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

 (d)  Exhibits.

16.1	Letter of Deloitte & Touche LLP dated January 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date:  January 6, 2010

By:	/s/ Patrick W. Cavanaugh
Patrick W. Cavanaugh
Executive Vice President, Chief Financial Officer, and Treasurer